UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 15, 2016

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California  92705

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03                                                 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2016, Iteris, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) and at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s bylaws (“Bylaws”), changing the size of the Board of Directors to not less than six (6) nor more than eleven (11) members, with the exact number to be initially set at six (6) (the “Bylaw Amendment”).  Prior to the Bylaw Amendment, the Bylaws had the size of the Board of Directors was not less than seven (7) nor more than eleven (11) members.  The Bylaw Amendment was effective December 15, 2016.

The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in the entirety by reference to the Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The total number of shares of the Company’s common stock represented in person or by proxy at the Annual Meeting held on December 15, 2016 was 28,920,894 or 89.85% of the issued and outstanding shares as of the record date for the Annual Meeting.  At the Annual Meeting, the Company’s stockholders (i) amended the Company’s bylaws to change the size of the Board of Directors to not less than six (6) nor more than eleven (11) members, with the exact number to be initially set at six (6); (ii) elected the six persons set forth below under “Proposal Two: Election of Directors” to the Company’s Board of Directors; (iii) approved the 2016 Omnibus Incentive Plan; (iv) approved, by advisory vote, the compensation of our named executive officers, (v) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017; and (vi) ratified the prior grant to Joe Bergera, the Company’s Chief Executive Officer, of an option to purchase eight-hundred fifty thousand (850,000) shares of the Company’s common stock.  The detailed voting results on matters submitted to a vote of the stockholders at the Annual Meeting held on December 15, 2016 were as follows:

Proposal One:  Amend the Bylaws to change the size of the Board of Directors to not less than six (6) nor more than eleven (11) members, with the exact number to be initially set at six (6).

For	Against	Abstain	Broker Non-Votes
17,330,796	1,954,504	19,736	9,615,858

Proposal Two:  Election of the slate of Directors

Nominee	For	Withheld	Broker Non-Votes
Joe Bergera	18,795,542	509,494	9,615,858
D. Kyle Cerminara	13,853,105	5,451,931	9,615,858
Kevin C. Daly, Ph.D.	18,429,901	875,135	9,615,858
Gerard M. Mooney	18,800,583	504,453	9,615,858
Thomas L. Thomas	18,434,553	870,483	9,615,858
Mikel H. Williams	18,526,893	778,143	9,615,858

Proposal Three:  Approval of the 2016 Omnibus Incentive Plan

For	Against	Abstain	Broker Non-Votes
15,264,199	3,339,824	701,013	9,615,858

Proposal Four:  Approval, by advisory vote, of the compensation of Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
15,729,761	3,338,034	237,241	9,615,858

Proposal Five:  Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017

For	Against	Abstain	Broker Non-Votes
28,840,541	19,257	61,096	0

Proposal Six:  Ratification of the prior grant to Mr. Joe Bergera, the Company’s Chief Executive Officer, of an option to purchase 850,000 shares of common stock

For	Against	Abstain	Broker Non-Votes
15,735,820	3,482,556	86,660	9,615,858

Item 9.01                                                 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit
No.	Description

3.1	Certificate of Amendment to Bylaws of Iteris, Inc. (effective December 15, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 21, 2016

ITERIS, INC.,
a Delaware corporation

By:	/S/ ANDREW SCHMIDT
Andrew Schmidt
Chief Financial Officer